RELATED PARTY TRANSACTIONS	12 Months Ended
Jun. 30, 2013
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 10 – Related Party Transactions

Other than as set forth below, and as disclosed in Notes 4, 6,7, and 8, the Company has not entered into or been a participant in any transaction in which a related person had or will have a direct or indirect material interest.

The Company had consulting agreements with four stockholders, one of which is an officer and director of the Company (see Note 4) and expensed consulting fees totaling $251,985 and $354,000 for the years ended, 2013 and 2012, respectively. On January 18, 2013, the Company converted $356,700 of related party payables owed under consulting agreements, into related party notes payable. The notes mature on December 31, 2013 and accrue interest at seven and one-half (7.5) percent per annum at maturity.

Included in related party payables at June 30, 2013 is $44,967 of accrued interest on a note payable to stockholder.